[FRONT SIDE OF CERTIFICATE]

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA



____________                                                       ____________
   NUMBER                                                             SHARES


                                      NESCO
                                   INDUSTRIES
                                      INC.

                   AUTHORIZED COMMON STOCK: 25,000,000 SHARES
                                PAR VALUE: $.001


THIS CERTIFIES THAT _____________________________________________________, THE

RECORD HOLDER OF _______________________________________________________ Shares
of NESCO INDUSTRIES, INC. Common Stock, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


_________________________________          ____________________________________
                        Secretary                                      President

[REVERSE SIDE OF CERTIFICATE]


NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM - as tenants in common                       UNIF GIFT MIN ACT -            Custodian
            TEN ENT - as tenants by the entireties                                   -----------------------------
            JT TEN  - as joint tenants with right of                                 (Cust)                (Minor)
                        survivorship and not as tenants                              under Uniform Gifts to Minors
                        in common                                                    Act
                                                                                         -------------------------
                                                                                                  (State)

Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, __________________________________ hereby sell, assign and transfer unto

_______________________________________
(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

________________________________________________________________________________
(PLEASE PRINT NAME OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


____________________________________________________________________ Attorney to

transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________



               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER